UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

The Gap, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! THE GAP, INC. 2023 Annual Meeting Vote by May 8, 2023 11:59 PM ET You invested in THE GAP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 9, 2023. Vote Virtually at the Meeting* May 9, 2023 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/GAP2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V02474-P85529 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. THE GAP, INC. ATTN: TODD CHAMPEAU TWO FOLSOM STREET SAN FRANCISCO, CA 94105

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors. **Nominees:** 1a. Richard Dickson	For
1b. Elisabeth B. Donohue	For
1c. Robert J. Fisher	For
1d. William S. Fisher	For
1e. Tracy Gardner	For
1f. Kathryn Hall	For
1g. Bob L. Martin	For
1h. Amy Miles	For
1i. Chris O'Neill	For
1j. Mayo A. Shattuck III	For
1k. Tariq Shaukat	For
1l. Salaam Coleman Smith	For
2. Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending on February 3, 2024.	For
3. Approval, on an advisory basis, of the overall compensation of the named executive officers.	For
4. Approval, on an advisory basis, of the frequency of the advisory vote on the overall compensation of the named executive officers.	1 Year
5. Approval of the Amended and Restated 2016 Long-Term Incentive Plan.	For
6. Transact such other business as may properly come before the meeting.	

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V02475-P85529